 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
      Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                               Prepared: December 14, 1999

                           $247,819,000 (Approximate)
                    GREENPOINT HOME EQUITY LOAN TRUST 1999-2
               Home Equity Loan Asset-Backed Notes, Series 1999-2

                                  [LOGO] Ambac
                                 (Note Insurer)

-----------------------------------------------------------------------------------------------------------------
                                WAL            Payment                             Expected
                               (Yrs.)          Window                               Rating         Legal Final
Class (1)      Amount (2)     Call/Mat     Call/Mat (mos)   Benchmark   Spread   (S&P/Moody's)       Maturity
   A-1       $193,275,000     2.81/2.97      1-81/1-152     1 Mo LIBOR    TBD       AAA/Aaa        December 2025
   A-2        $54,544,000     2.83/2.99      1-81/1-152     1 Mo LIBOR    TBD       AAA/Aaa        December 2025
-----------------------------------------------------------------------------------------------------------------
 Total       $247,819,000

(1) The Class A-1 Notes are backed by the cash flow from conforming balance adjustable-rate home equity revolving credit line and fixed-rate closed-end second lien home equity mortgage loans (the Group I Mortgage Loans). The Class A-2 Notes are backed by the cash flow from other adjustable-rate home equity revolving credit line and fixed-rate closed-end second lien home equity mortgage loans (the Group II Mortgage Loans).

(2)   Subject to a plus or minus 10% variance.

Underwriter:                  Greenwich Capital Markets, Inc.

Seller & Servicer:            GreenPoint Mortgage Funding, Inc. (the "Company",
                              formerly known as Headlands Mortgage Company).

Sponsor:                      GreenPoint Mortgage Securities, Inc.

Note Insurer:                 Ambac Assurance Corporation.

Indenture Trustee:            Bank One, National Association.

Owner Trustee:                Wilmington Trust Company.

Federal Tax Status:           It is anticipated that the Class A-1 and the Class
                              A-2 Notes (the "Notes") will be treated as debt instruments for federal income tax purposes.

Registration:                 The Notes will be available in book-entry form
                              through DTC.

Pricing Date:                 December [15], 1999.

Expected Closing Date:        On or about December 22, 1999.

Expected Settlement Date:     On or about December 22, 1999.

Initial Cut-off Date:         The close of business on November 30, 1999.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Distribution Dates:           The 15th day of each month (or the next succeeding
                              business day), beginning [January 17, 2000].

Interest Accrual Period:      The interest accrual period with respect to the
                              Class A-1 and Class A-2 Notes for a given
                              Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                              Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Credit Enhancement:           Excess Interest, Overcollateralization, limited
                              Cross Collateralization, the Reserve Fund and a surety wrap to be provided by Ambac Assurance
                              Corporation ("Ambac").

ERISA Eligibility:            The Notes are expected to be ERISA eligible.
                              Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:              The Notes will not constitute "mortgage related
                              securities" for purposes of SMMEA.

Optional Termination:         10% optional termination provision. If the
                              optional termination is not exercised, the Class
                              A-1 and Class A-2 margin will each double.

Prepayment Assumption:        40% CPR, 20% Draw Rate on the HELOCs
                              30% CPR on the Closed-End Seconds.

Initial Mortgage Loans:       As of the Initial Cut-off Date, the aggregate
                              principal balance of the Initial Mortgage Loans will be approximately $197,820,387, of which: (i) approximately $154,536,428 will be in Group I (the
                              "Initial Group I Mortgage Loans") and (ii) approximately $43,283,958 will be in Group II (the
                              "Initial Group II Mortgage Loans" and together with the Initial Group I Mortgage Loans, the
                              "Initial Mortgage Loans").

Initial Group I Mortgage
Loans: The Initial Group I Mortgage Loans will consist of $141,422,871 of adjustable-rate home equity revolving credit line loans (the "Initial Group I HELOCs") made under certain home equity revolving credit line loan agreements and $13,113,557 of fixed-rate closed-end second lien home equity loans (the "Initial Group I Closed-End Seconds"). The Initial Group I Mortgage Loans conform to certain loan origination standards with respect to loan balances as of the date of origination set forth by the Federal National Mortgage Association. These criteria have been used solely in selecting the Initial Group I Mortgage Loans. No representation and warranty is made that each individual Initial Group I Mortgage Loan would be eligible for purchase by the Federal National Mortgage Association.

Initial Group II Mortgage
Loans: The Initial Group II Mortgage Loans will consist of $41,109,718 of adjustable-rate home equity revolving credit line loans (the "Initial Group II HELOCs") made under certain home equity revolving credit line loan agreements and $2,174,240 of fixed-rate closed-end second lien home equity loans (the "Initial Group II Closed-End Seconds").

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Prefunding Amount:            A deposit of approximately $50,000,000 (the
                              initial "Prefunding Amount") will be made to the Funding Account on the Closing Date. On or prior to [January 17, 1999], (the "Pre-Funding Period"), the Prefunding Amount on deposit in the Funding
                              Account will be used to purchase additional HELOCs
                              (the "Subsequent HELOCs" or "Subsequent Mortgage
                              Loans") (to the extent available) having similar characteristics as the Initial Mortgage Loans
                              (with any unused portion of such deposit amount to be distributed as principal on the Notes).
                              Approximately $38,739,074 (the initial "Group I
                              Prefunding Amount") will be used to purchase additional HELOCs which conform to certain loan origination standards with respect to loan balances as of the date of origination set forth by the Federal National Mortgage Association (the
                              "Subsequent Group I HELOCs" or "Subsequent Group I
                              Mortgage Loans", together with the Initial Group I
                              Mortgage Loans, the "Group I Mortgage Loans").
                              Approximately $11,260,926 (the initial " Group II
                              Prefunding Amount") will be used to purchase other additional HELOCs (the "Subsequent Group II
                              HELOCs" or "Subsequent Group II Mortgage Loans", together with the Initial Group II Mortgage Loans, the "Group II Mortgage Loans").

Group I HELOC
Amortization:                 Approximately 73.72% of the Initial Group I HELOCs
                              have 5 year draw periods followed by a 10 year amortization period, while the remaining 26.28% have a 15 year draw period followed by a 10 year amortization period. Each outstanding Initial
                              Group I HELOC principal balance is fixed at the end of the draw period, and then amortized over the subsequent 10 year period.

Group I Closed-end
Second Amortization:          Fully amortizing and balloons.

Group I
HELOC Interest Rates:         100% of the Initial Group I HELOCs are Prime-based
                              and reset monthly. Substantially all of the Initial Group I HELOCs are teased for 3 months from origination and adjust thereafter. The weighted average margin on the Initial Group I
                              HELOCs as of the Initial Cut-off Date is approximately 3.23%, with the margins ranging from 0.00% to 6.25%. Substantially all of the Initial
                              Group I HELOCs have a maximum interest rate of 18% or higher, with no periodic caps.

Group I Closed-end
Second Interest Rates:        100% Fixed Rate.

Group II HELOC
Amortization:                 Approximately 73.12% of the Initial Group II
                              HELOCs have 5 year draw periods followed by a 10 year amortization period, while the remaining
                              26.88% have a 15 year draw period followed by a 10 year amortization period. Each outstanding Initial
                              Group II HELOC principal balance is fixed at the end of the draw period, and then amortized over the subsequent 10 year period.

Group II Closed-end
Second Amortization:          Fully amortizing and balloons.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group II
HELOC Interest Rates:         100% of the Initial Group II HELOCs are
                              Prime-based and reset monthly. Substantially all of the Initial Group II HELOCs are teased for 3 months from origination and adjust thereafter. The weighted average margin on the Initial Group II
                              HELOCs as of the Initial Cut-off Date is 3.00%, with the margins ranging from 0.00% to 6.00%.
                              Substantially all of the Initial Group II HELOCs have a maximum interest rate of 18% or higher, with no periodic caps.

Group II Closed-end
Second Interest Rates:        100% Fixed Rate.

The Trust

GreenPoint Home Equity
Loan Trust 1999-2:            The GreenPoint Home Equity Loan Trust 1999-2 (the
                              "Trust") will issue the Class A-1 and Class A-2
                              Notes. The Class A-1 Notes are supported by the
                              Group I Mortgage Loans. As of the Closing Date, the Class A-1 Note Balance will initially equal approximately 100% of the sum of (i) Initial Group
                              I Mortgage Loans as of the Initial Cut-off Date and (ii) the initial Group I Prefunding Amount.
                              The Class A-2 Notes are supported by the Group II
                              Mortgage Loans. As of the Closing Date, the Class
                              A-2 Note Balance will initially equal
                              approximately 100% of the sum of (i) mortgage loan balance of the Initial Group II Mortgage Loans as of the Initial Cut-off Date and (ii) the initial
                              Group II Prefunding Amount.

                              The property of the Trust, as of the Closing Date, will consist primarily of the Group I Mortgage Loans, the Group II Mortgage Loans, the Prefunding Amount, the Surety Policy and the Reserve Fund.

The Notes

Class A-1 Notes:              The Class A-1 Notes receive distributions of
                              principal in the manner described below. The Class
                              A-1 Notes will receive interest on each
                              Distribution Date based on a variable rate described more fully below.

Class A-2 Notes:              The Class A-2 Notes receive distributions of
                              principal in the manner described below. The Class
                              A-2 Notes will receive interest on each
                              Distribution Date based on a variable rate described more fully below.

Credit Enhancement

Credit Enhancement:           The Noteholders will have the benefit of the
                              following credit enhancement;
                                    (a)   Excess Interest Collections (described
                                          below);
                                    (b)   the Overcollateralization Amount
                                          (described below);
                                    (c)   limited Cross Collateralization
                                          (described below);
                                    (d)   the Surety Policy (described below);
                                    (e)   the Reserve Fund (described below).

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Excess
Interest Collections:         For each class of Notes, the related interest
                              collections minus the sum of (i) the related Class
                              A Note Interest paid; (ii) the related Servicing
                              Fee paid; (iii) the related Premium paid to Ambac and any unreimbursed draws on the Policy; (iv) the related Trustee Fees paid and (v) any cross collateralization payments paid.

Class A-1
Overcollateralization
Amount: The Class A-1 Noteholders will be entitled to receive distributions of Excess Interest Collections as principal ("Class A-1 Accelerated Principal Distribution Amounts") up to a certain percentage (specified in the Indenture) of the sum of (i) the Initial Group I Mortgage Loan Balance as of the Initial Cut-off Date and (ii) the initial Group I Prefunding Amount (the "Class A-1 Required Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-1 Notes relative to the underlying Group I Mortgage Loans. On any Distribution Date, the Class A-1 Overcollateralization Amount will be the amount by which the Group I Mortgage Loan Balance and any Group I Prefunding Amount exceeds the Class A-1 Note Principal Balance. On any Distribution Date on which the Group I Mortgage Loan Balance and any Group I Prefunding Amount does not exceed the Class A-1 Note Principal Balance by the Class A-1 Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Class A-1 Noteholders to increase the Class A-1 Overcollateralization Amount to the Class A-1 Required Overcollateralization Amount.

Class A-2
Overcollateralization
Amount: The Class A-2 Noteholders will be entitled to receive distributions of Excess Interest Collections as principal ("Class A-2 Accelerated Principal Distribution Amounts") up to a certain percentage (specified in the Indenture) of the sum of (i) the Initial Group II Mortgage Loan Balance as of the Initial Cut-off Date and (ii) the initial Group II Prefunding Amount (the "Class A-2 Required Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-2 Notes relative to the underlying Group II Mortgage Loans. On any Distribution Date, the Class A-2 Overcollateralization Amount will be the amount by which the Group II Mortgage Loan Balance and any Group II Prefunding Amount exceeds the Class A-2 Note Principal Balance. On any Distribution Date on which the Group II Mortgage Loan Balance and any Group II Prefunding Amount does not exceed the Class A-2 Note Principal Balance by the Class A-2 Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Class A-2 Noteholders to increase the Class A-2 Overcollateralization Amount to the Class A-2 Required Overcollateralization Amount.

Stepdown Date:                On or after the Distribution Date occurring in
                              April 2003, the required targets for the Class A-1
                              Overcollateralization and the Class A-2
                              Overcollateralization will each be allowed to step down to a certain percentage (specified in the Indenture) of the mortgage loan balance of the related mortgage loan group as of the end of the related Collection Period, subject to a floor of 0.50% of the sum of (i) related group mortgage loan balance as of the Initial Cut-off Date and
                              (ii) any related initial Prefunding Amount.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Cross Collateralization:      After paying the "OC Deficit" (the amount by which
                              the Note Principal Balance exceeds the related
                              Group Mortgage Loan Balance and any related
                              Prefunding Amount) and any unreimbursed draws on the Policy with respect to the related Class of Notes, any remaining amounts will be used (i) to pay accrued and unpaid interest to the other unrelated Class of Notes; (ii) to pay the OC
                              Deficit on the unrelated Class of Notes and (iii) to pay unreimbursed draws on the Policy with respect to the unrelated Class of Notes.

The Surety Policy:            Ambac Assurance Corporation will issue a single
                              note insurance policy with respect to the Class
                              A-1 and Class A-2 Notes which will guarantee timely interest and ultimate repayment of principal to the Noteholders.

Reserve Fund:                 The Reserve Fund will initially be $0 on the
                              Closing Date and then will be funded on each Distribution Date up to the Reserve Fund Target
                              Amount. The "Reserve Fund Target Amount" will be equal to the sum of (i) the amount by which the Class A-1 Overcollateralization Amount is less than the Class A-1 Required Overcollateralization
                              Amount; and (ii) the amount by which the Class A-2
                              Overcollateralization Amount is less than the Class A-2 Required Overcollateralization Amount.
                              The Reserve Fund may be used to fund interest shortfalls and OC Deficits and to pay any unreimbursed draws on the Policy with respect to both classes of Notes.

Distributions on the Class A-1 and Class A-2 Notes

Priority of Distributions

      Available Funds with respect to each Class of Notes will be distributed as follows:

      (i)   to the Indenture Trustee, the related trustee fee;

      (ii)  to the Insurer, the related premium fee;

      (iii) to the related Class A Notes, current and unpaid interest;

      (iv)  to the related Class A Notes, regular principal;

      (v)   to the related Class A Notes, any OC Deficit;

      (vi) to the Insurer, the related reimbursement amount for any unreimbursed draws on the Policy;

      (vii) to fund any deficiencies in the unrelated Class of Class A Notes with respect to (iii), (v) and (vi);

      (viii) to the related Class A Notes, the accelerated principal payment;

      (ix)  to the Reserve Fund as specified herein;

      (x)   to pay any unreimbursed amounts to the Servicer;

      (xi) to the related Class A Notes, Deferred Interest and interest thereon at the related Class A Note Rate;

      (xii) to pay a management fee pursuant to the Management Agreement;

      (xiii) to the certificateholders, any remaining amounts.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Distributions

Managed Am. Period:           The Managed Amortization Period will begin on the
                              Closing Date and end on the Distribution Date occurring in December 2004 or earlier upon the occurrence of a Rapid Amortization Event (as described below). During the Managed Amortization
                              Period, the Class A-1 and Class A-2 Noteholders will receive (a) the related Net Principal
                              Collections (as defined herein) minus (b) the related Overcollateralization Reduction Amount (as defined herein). The related
                              "Overcollateralization Reduction Amount" is the amount by which the related Overcollateralization
                              Amount exceeds the related Required
                              Overcollateralization Amount. The "Net Principal
                              Collections" is equal to the amount (not less than zero) of the related principal collections for such Distribution Date less the aggregate of related additional draws on existing Trust HELOCs created during such Distribution Date.

Rapid Am. Period:             Commencing no later than the Distribution Date
                              occurring in January 2005 (or earlier, upon the occurrence of a Rapid Amortization Event (as described below)), the Class A-1 and Class A-2
                              Noteholders will receive the (a) the related
                              Maximum Principal Payment minus (b) the related
                              Overcollateralization Reduction Amount. The
                              "Maximum Principal Payment" is equal to 100% of the related principal collections for such Distribution Date.

                              The aggregate distributions of principal to the holders of each Class of Notes shall not exceed the initial Note Principal Balance of such Class.

Rapid Am. Event:              With respect to each Class of Notes, any of the
                              following events described below:

                                    a)    failure on the part of the Company,
                                          the Servicer or the Sponsor (i) to
                                          make a payment or deposit required
                                          under the Indenture, the Sale and
                                          Servicing Agreement or the Insurance
                                          Agreement within two business days
                                          after notification that such payment
                                          or deposit is required to be made or
                                          (ii) to observe or perform in any
                                          material respect any other covenants
                                          or agreements of the Trust, the
                                          Company, the Servicer or of the
                                          Sponsor set forth in the Sale and
                                          Servicing Agreement or the Insurance
                                          Agreement or the Indenture, which
                                          failure continues unremedied for a
                                          period of 60 days after written
                                          notice;

                                    b)    any representation or warranty made by
                                          the Company, the Servicer or the
                                          Sponsor in the Sale and Servicing
                                          Agreement or the Insurance Agreement
                                          or the Indenture proves to have been
                                          incorrect in any material respect when
                                          made and continues to be incorrect in
                                          any material respect for a period of
                                          60 days after written notice and as a
                                          result of which the interests of the
                                          Noteholders or the Insurer are
                                          materially and adversely affected;
                                          provided, however, that a Rapid
                                          Amortization Event shall not be deemed
                                          to occur if the Company, the Servicer
                                          or the Sponsor has purchased the
                                          related Mortgage Loan or Mortgage
                                          Loans if applicable during such period
                                          (or within an additional 60 days with
                                          the consent of the Indenture Trustee
                                          and the Insurer) in accordance with
                                          the provisions of the Indenture;

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                        c) the occurrence of certain events of bankruptcy, insolvency or receivership relating to the Company, the Sponsor or relating to the Trust;

                        d) the Trust becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

                        e) the aggregate of all draws related to the Class A-1 or Class A-2 Notes under the Policy exceeds 1% of the sum of (i) the related group mortgage loan balance as of the Initial Cut-off Date and (ii) the related initial Prefunding Amount;

                        f) the default in payment of any interest, principal, or any installment of principal on the related Class of Notes when the same becomes due and payable, if such default shall continue for a period of five business days;

                        g) a Servicer Termination Delinquency Rate Trigger or Servicer Termination Loss Trigger, as those terms are defined in the Insurance Agreement, has occurred and is continuing.

Interest Distributions

Interest Distributions:         Interest will be distributed on the Class A-1
                                Noteholders at a rate equal to the lesser of (a)
                                One Month LIBOR plus a margin and (b) the related Maximum Rate. Interest will be distributed on the Class A-2 Noteholders at a rate equal to the lesser of (a) One Month LIBOR plus a margin and (b) the related Maximum Rate.
                                The margin on each Class of Notes will double if the optional termination is not exercised.

                                The "Maximum Rate" is equal to the lesser of (x) the weighted average of the loan rates (assuming the HELOCs are fully indexed) minus (i) the Servicing Fee Rate, (ii) the Insurance Premium Fee Rate; (iii) a spread carveout of 0.50% per annum after the twelfth Distribution Date and
                                (iv) the Indenture and Owner Trustee Fee Rates and (y) [15.50%]. Should the Noteholders receive an interest amount based on clause (x) above (creating a "Deferred Interest Amount"), future remaining interest amounts to be distributed will first be allocated to Noteholders accrued interest due and any overdue accrued interest (with interest), then Deferred Interest (with interest). In no event are Deferred Interest Amounts rated by the Rating Agencies or guaranteed under the Policy.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The Seller and Servicer

The Company (formerly known as Headlands Mortgage Company) was incorporated in California and commenced its mortgage banking business in 1986. On February 10, 1998 the Company sold 8 million shares offered at $12 per share through an initial public offering (Symbol "HDLD" listed on the Nasdaq).

Prior to July 1, 1993, the Company's originated mortgage loans were funded by, and in the name of, First California Mortgage Company ("FCMC"). On July 1, 1993, the Company began originating mortgage loans in its own name as an authorized seller/servicer with FCMC acting as subservicer for the Company with respect to newly originated mortgage loans. By February 1994, the Company's Servicing Center became operational, and all of the servicing functions were transferred from FCMC to the Servicing Center by June, 1994.

The Company has 11 wholesale branches and a network of approximately 5,060 mortgage brokers. In addition, the Company initiated its correspondent and retail lending divisions in 1994 to access new mortgage loan origination markets.

On December 8, 1998, Greenpoint Financial Corp. reached a definitive agreement to acquire the Company in a stock transaction worth about $473 million. On March 30, 1999, Greenpoint Financial Corp. completed the acquisition of Headlands Mortgage Company. The acquisition was accounted for as a tax-free pooling of interests, with 0.62 shares of Greenpoint Financial Corp. stock being exchanged for each share of Headlands stock.

As of the acquisition date, the Company and GreenPoint Mortgage began integrating their operations to eliminate redundant systems and practices under a common management group. Effective December 1, 1999, the assets and liabilities of the Company were transferred to a new subsidiary of the Company, GreenPoint Mortgage Funding, Inc. ("GreenPoint Funding"). Simultaneously with this transfer, GreenPoint Mortgage was merged into GreenPoint Funding, with GreenPoint Funding being the surviving entity.

GreenPoint Financial Corp. (NYSE: GPT) is a leading national specialty home finance company with three principal subsidiaries. GreenPoint Mortgage, a national mortgage banking company headquartered in Charlotte, is a leading national lender in no-documentation residential mortgages. GreenPoint Credit, headquartered in San Diego, is the second largest lender nationally in the manufactured housing finance industry. GreenPoint Bank, a New York State chartered savings bank, has $10.9 billion in deposits in 73 branches serving more than 400,000 households in the Greater New York City area.

GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

            CLASS A-1
            Settlement                               12/22/99
            Class Balance                        $193,275,000
            Accrued Date                             12/22/99
            Next Payment Date                        01/15/00
            Accrued Interest Days                           0
            Cleanup Call                                  Yes
            Draw Rate                                     20%

-------------------------------------------------------------------------------------------------------------------------------
    Flat               20% CPR HELOCS        30% CPR HELOCS       40% CPR HELOCS         45% CPR HELOCS        50% CPR HELOCS
    Price            10% CPR Closed End    20% CPR Closed End   30% CPR Closed End     40% CPR Closed End    50% CPR Closed End
===============================================================================================================================
100-00                            0.300                 0.300                0.300                  0.300                 0.300
===============================================================================================================================
WAL (yr)                           8.48                  4.56                 2.81                   2.26                  1.82
MDUR (yr)                          5.99                  3.58                 2.36                   1.93                  1.60
First Prin Pay                 01/15/00              01/15/00             01/15/00               01/15/00              01/15/00
Last Prin Pay                  01/15/15              06/15/09             09/15/06               09/15/05              10/15/04
-------------------------------------------------------------------------------------------------------------------------------

            CLASS A-1
            Settlement                               12/22/99
            Class Balance                        $193,275,000
            Accrued Date                             12/22/99
            Next Payment Date                        01/15/00
            Accrued Interest Days                           0
            Cleanup Call                                   No
            Draw Rate                                     20%

-------------------------------------------------------------------------------------------------------------------------------
    Flat               20% CPR HELOCS        30% CPR HELOCS       40% CPR HELOCS         45% CPR HELOCS        50% CPR HELOCS
    Price            10% CPR Closed End    20% CPR Closed End   30% CPR Closed End     40% CPR Closed End    50% CPR Closed End
===============================================================================================================================
100-00                            0.303                 0.309                0.311                  0.312                 0.315
===============================================================================================================================
WAL (yr)                           8.65                  4.79                 2.97                   2.39                  1.95
MDUR (yr)                          6.05                  3.69                 2.44                   2.02                  1.68
First Prin Pay                 01/15/00              01/15/00             01/15/00               01/15/00              01/15/00
Last Prin Pay                  08/15/17              05/15/17             08/15/12               10/15/10              04/15/09
-------------------------------------------------------------------------------------------------------------------------------

"Full Price" = "Flat Price" + Accrued Interest.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

            CLASS A-2
            Settlement                              12/22/99
            Class Balance                        $54,544,000
            Accrued Date                            12/22/99
            Next Payment Date                       01/15/00
            Accrued Interest Days                          0
            Cleanup Call                                 Yes
            Draw Rate                                    20%

-------------------------------------------------------------------------------------------------------------------------------
    Flat               20% CPR HELOCS        30% CPR HELOCS       40% CPR HELOCS         45% CPR HELOCS        50% CPR HELOCS
    Price            10% CPR Closed End    20% CPR Closed End   30% CPR Closed End     40% CPR Closed End    50% CPR Closed End
===============================================================================================================================
100-00                            0.330                 0.330                0.330                  0.330                 0.330
===============================================================================================================================
WAL (yr)                           8.57                  4.60                 2.83                   2.27                  1.85
MDUR (yr)                          6.04                  3.61                 2.37                   1.95                  1.62
First Prin Pay                 01/15/00              01/15/00             01/15/00               01/15/00              01/15/00
Last Prin Pay                  01/15/15              07/15/09             09/15/06               09/15/05              11/15/04
-------------------------------------------------------------------------------------------------------------------------------

            CLASS A-2
            Settlement                              12/22/99
            Class Balance                        $54,544,000
            Accrued Date                            12/22/99
            Next Payment Date                       01/15/00
            Accrued Interest Days                          0
            Cleanup Call                                  No
            Draw Rate                                    20%

-------------------------------------------------------------------------------------------------------------------------------
    Flat               20% CPR HELOCS        30% CPR HELOCS       40% CPR HELOCS         45% CPR HELOCS        50% CPR HELOCS
    Price            10% CPR Closed End    20% CPR Closed End   30% CPR Closed End     40% CPR Closed End    50% CPR Closed End
===============================================================================================================================
100-00                            0.333                 0.339                0.342                  0.344                 0.345
===============================================================================================================================
WAL (yr)                           8.74                  4.83                 2.99                   2.41                  1.98
MDUR (yr)                          6.10                  3.71                 2.46                   2.03                  1.70
First Prin Pay                 01/15/00              01/15/00             01/15/00               01/15/00              01/15/00
Last Prin Pay                  08/15/17              05/15/17             08/15/12               10/15/10              04/15/09
-------------------------------------------------------------------------------------------------------------------------------

"Full Price" = "Flat Price" + Accrued Interest.
Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.
GREENWICH CAPITAL
--------------------------------------------------------------------------------

                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/13/99

       GREENPOINT HOME EQUITY LOAN TRUST 1999-2 (Group I Mortgage Loans)
                               11/30/99 Balances

LOAN TYPE:                                  Closed-end Seconds
                                            & HELOCS

TOTAL CURRENT BALANCE:                      $   154,536,428.19

TOTAL FIRST MORT BALANCE:                   $   957,005,946.67

NUMBER OF LOANS:                               4,208

AVERAGE CURRENT BALANCE:                    $    37,600.10         RANGE:     $       0.00 - $    351,687.93
AVERAGE FIRST MORT BALANCE:                 $   232,395.81         RANGE:     $       0.00 - $  1,705,000.00

AVERAGE COLLATERAL VALUE:                   $   342,258.95         RANGE:     $  18,170.00 - $  3,600,000.00

WEIGHTED AVERAGE GROSS COUPON:                    7.0837 %         RANGE:       5.6250     -     15.5000 %

WEIGHTED AVERAGE MARGIN (HELOC ONLY):             3.2263 %         RANGE:       0.0000     -      6.2500 %
WEIGHTED AVERAGE MAX INT RATE (HELOC ONLY):      18.0014 %         RANGE:      18.0000     -     24.0000 %

WEIGHTED AVERAGE NEXT RESET (HELOC ONLY):           3 months       RANGE:            1     -     6 months

WEIGHTED AVERAGE COMBINED LTV:                      84.27 %        RANGE:         4.98     -      100.00 %

WEIGHTED AVERAGE FICO SCORE:                        693.92         RANGE:         0.00     -      818.00

WEIGHTED AVERAGE ORIGINAL TERM:                     208.11 months  RANGE:       180.00     -      300.00  months
WEIGHTED AVERAGE DRAW TERM (HELOC ONLY):            91.54 months   RANGE:        60.00     -      180.00  months
WEIGHTED AVERAGE REMAINING TERM:                    206.51 months  RANGE:       166.00     -      300.00  months
WEIGHTED AVERAGE SEASONING:                         1.60 months    RANGE:         0.00     -      123.00  months
TOP STATE CONCENTRATIONS ($):                       74.05 % California, 3.67 % Washington, 3.50 % Colorado
MAXIMUM ZIP CODE CONCENTRATION ($):                  0.67 % 94901

FIRST PAY DATE:                                     Jan 25, 1999  -  Jan 01, 2000
MATURE DATE:                                        Sep 25, 2013  -  Nov 12, 2024
RATE ADJ. DATE (HELOC ONLY):                        Dec 25, 1999  -  May 25, 2000

                                                       CURRENT
                                                  PRINCIPAL BALANCE             PCT($)        # OF LOANS      PCT(#)
LOAN TYPE:          HELOCS                          141,422,871.09              91.51           3,8619        1.75
                    Closed-end Seconds               13,113,557.10               8.49              347        8.25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

CURRENT BALANCE:                  <=       0.00                 0.00          0.00           98               2.33
                              0.01 -  10,000.00         1,760,925.98          1.14          379               9.01
                         10,000.01 -  20,000.00        11,906,988.21          7.70          767              18.23
                         20,000.01 -  30,000.00        20,274,900.28         13.12          807              19.18
                         30,000.01 -  40,000.00        22,548,561.41         14.59          641              15.23
                         40,000.01 -  50,000.00        29,218,021.98         18.91          630              14.97
                         50,000.01 -  60,000.00        12,832,488.33          8.30          232               5.51
                         60,000.01 -  70,000.00        11,673,253.30          7.55          179               4.25
                         70,000.01 -  80,000.00        10,991,932.11          7.11          146               3.47
                         80,000.01 -  90,000.00         8,147,640.01          5.27           95               2.26
                         90,000.01 - 100,000.00        15,424,113.07          9.98          158               3.75
                                   > 100,000.00         9,757,603.51          6.31           76               1.81

COLLATERAL VALUE:           18,170 -   100,000          3,091,739.90          2.00          198               4.71
                           100,001 -   200,000         28,260,714.01         18.29        1,117              26.54
                           200,001 -   300,000         36,741,014.10         23.77        1,073              25.50
                           300,001 -   400,000         29,071,064.70         18.81          675              16.04
                           400,001 -   500,000         18,363,335.31         11.88          412               9.79
                           500,001 -   600,000         12,262,090.36          7.93          254               6.04
                           600,001 -   700,000          8,222,357.70          5.32          170               4.04
                           700,001 -   800,000          6,566,654.05          4.25          115               2.73
                           800,001 -   900,000          4,059,798.02          2.63           72               1.71
                           900,001 - 1,000,000          2,292,436.96          1.48           30               0.71
                         1,000,001 - 1,100,000          1,273,961.08          0.82           20               0.48
                         1,100,001 - 1,200,000          1,098,301.02          0.71           19               0.45
                         1,200,001 - 1,300,000          1,046,304.83          0.68           16               0.38
                         1,300,001 - 1,400,000            269,383.95          0.17            6               0.14
                         1,400,001 - 1,500,000            209,687.93          0.14            4               0.10
                                   > 1,500,000          1,707,584.27          1.10           27               0.64

LOAN RATE:                5.62 -  6.00                120,245,506.39         77.81        3,298              78.37
                          6.51 -  7.00                     19,275.54          0.01            2               0.05
                          7.01 -  7.50                    484,410.01          0.31            9               0.21
                          8.01 -  8.50                    880,647.42          0.57           28               0.67
                          8.51 -  9.00                    548,129.10          0.35           15               0.36
                          9.01 -  9.50                  1,705,936.47          1.10           36               0.86
                          9.51 - 10.00                  2,055,356.29          1.33           69               1.64
                         10.01 - 10.50                  3,149,456.58          2.04           83               1.97
                         10.51 - 11.00                  4,148,400.87          2.68          120               2.85
                         11.01 - 11.50                  6,627,927.64          4.29          188               4.47
                         11.51 - 12.00                  6,525,893.19          4.22          145               3.45
                         12.01 - 12.50                  3,440,772.05          2.23           91               2.16
                         12.51 - 13.00                  2,759,927.12          1.79           72               1.71
                         13.01 - 13.50                  1,482,986.67          0.96           38               0.90
                         13.51 - 14.00                    392,188.12          0.25           10               0.24
                         14.01 - 14.50                     49,814.73          0.03            3               0.07
                               > 15.01                     19,800.00          0.01            1               0.02

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

MARGIN (HELOC ONLY):         <= 0.50                    8,769,489.30          6.20          299               7.74
                         0.51 - 1.00                    7,514,561.32          5.31          235               6.09
                         1.01 - 1.50                    4,754,488.80          3.36          144               3.73
                         1.51 - 2.00                    8,455,368.59          5.98          234               6.06
                         2.01 - 2.50                   15,154,311.98         10.72          352               9.12
                         2.51 - 3.00                   13,537,630.72          9.57          330               8.55
                         3.01 - 3.50                   14,024,024.54          9.92          401              10.39
                         3.51 - 4.00                   19,946,220.77         14.10          586              15.18
                         4.01 - 4.50                   22,763,744.42         16.10          616              15.95
                         4.51 - 5.00                   20,951,234.07         14.81          519              13.44
                         5.01 - 5.50                    4,729,416.59          3.34          127               3.29
                         5.51 - 6.00                      772,833.36          0.55           16               0.41
                         6.01 - 6.25                       49,546.63          0.04            2               0.05

MAX INT RATE (HELOC ONLY)18.00                        141,388,848.96         99.98        3,858              99.92
                         24.00                             34,022.13          0.02            3               0.08

NEXT RESET (HELOC ONLY): 1                             16,728,559.06         11.83          455              11.78
                         2                             35,155,807.67         24.86          950              24.61
                         3                             74,092,398.26         52.39        2,067              53.54
                         4                             15,301,440.80         10.82          386              10.00
                         5                                 16,105.16          0.01            1               0.03
                         6                                128,560.14          0.09            2               0.05

COMBINED LTV:                 <=  10.00                   417,856.05          0.27           16               0.38
                         10.01 -  20.00                 1,022,511.73          0.66           32               0.76
                         20.01 -  30.00                 1,049,121.44          0.68           28               0.67
                         30.01 -  40.00                   865,391.61          0.56           25               0.59
                         40.01 -  50.00                 2,263,124.47          1.46           45               1.07
                         50.01 -  60.00                 3,781,461.17          2.45           97               2.31
                         60.01 -  70.00                 9,015,697.41          5.83          203               4.82
                         70.01 -  80.00                30,898,714.15         19.99          763              18.13
                         80.01 -  90.00                56,172,521.96         36.35        1,719              40.85
                         90.01 - 100.00                49,050,028.20         31.74        1,280              30.42

FICO SCORE:                 <=   0                        270,964.62          0.18            8               0.19
                         501 - 550                         27,500.00          0.02            1               0.02
                         551 - 600                        187,687.31          0.12            4               0.10
                         601 - 650                     21,742,655.51         14.07          599              14.23
                         651 - 700                     69,869,532.37         45.21        1,822              43.30
                         701 - 750                     46,052,308.83         29.80        1,301              30.92
                         751 - 800                     16,039,180.47         10.38          463              11.00
                         801 - 818                        346,599.08          0.22           10               0.24

ORIGINAL TERM:           180                          118,341,371.46         76.58        3,142              74.67
                         300                           36,195,056.73         23.42        1,066              25.33

DRAW TERM (HELOC ONLY):   60                          104,250,968.20         73.72        2,758              71.43
                         180                           37,171,902.89         26.28        1,103              28.57

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REMAINING TERM:          166 - 170                        669,337.12          0.43           19               0.45
                         171 - 176                      2,614,976.79          1.69           65               1.54
                         177 - 182                    115,058,813.04         74.45        3,059              72.69
                         285 - 290                         22,071.48          0.01            1               0.02
                         291 - 296                        744,304.64          0.48           24               0.57
                         297 - 300                     35,426,925.12         22.92        1,040              24.71

SEASONING:                  <=   0                     31,255,005.14         20.23          787              18.70
                           1 -   3                    119,228,977.53         77.15        3,311              78.68
                           4 -   6                      2,460,742.28          1.59           66               1.57
                           7 -   9                        898,539.15          0.58           23               0.55
                          10 -  12                        612,752.34          0.40           18               0.43
                          13 -  15                         78,656.26          0.05            2               0.05
                         121 - 123                          1,755.49          0.00            1               0.02

DELINQUENT:              Current                      153,804,772.73         99.53        4,186              99.48
                         Delinquent:30 Days               731,655.46          0.47           22               0.52

INDEX:                   Prime Rate                   141,422,871.09         91.51        3,861              91.75
                         Fixed Rate                    13,113,557.10          8.49          347               8.25

AMORTIZATION:            Fully Amortizing             148,008,200.12         95.78        4,057              96.41
                         Balloon                        6,528,228.07          4.22          151               3.59

PROPERTY TYPE:           Single Family                107,054,162.74         69.27        2,925              69.51
                         PUD                           24,908,337.11         16.12          637              15.14
                         Condominium                   12,426,623.95          8.04          414               9.84
                         2-4 Units                     10,147,304.39          6.57          232               5.51

PURPOSE:                 Cash Out Refinance           111,257,679.77         71.99        2,946              70.01
                         Purchase                      38,762,770.93         25.08        1,117              26.54
                         Rate/Term Refinance            4,515,977.49          2.92          145               3.45

OCCUPANCY:               Primary                      148,025,752.38         95.79        4,013              95.37
                         Non-owner                      5,595,921.28          3.62          163               3.87
                         Second Home                      914,754.53          0.59           32               0.76

DOCUMENTATION:           No Employment/Income          82,663,542.77         53.49        2,244              53.33
                         Full                          63,862,968.36         41.33        1,765              41.94
                         No Ratio                       8,009,917.06          5.18          199               4.73

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

STATE:                   Arizona                        3,362,481.81          2.18          127               3.02
                         California                   114,430,397.80         74.05        2,909              69.13
                         Colorado                       5,416,241.14          3.50          190               4.52
                         Connecticut                      841,249.11          0.54           19               0.45
                         Delaware                          37,935.00          0.02            1               0.02
                         District of Columbia             276,478.81          0.18            7               0.17
                         Florida                        2,032,405.66          1.32           88               2.09
                         Georgia                        1,167,637.54          0.76           31               0.74
                         Idaho                            689,986.95          0.45           34               0.81
                         Illinois                       1,403,720.83          0.91           48               1.14
                         Indiana                           30,600.00          0.02            1               0.02
                         Kansas                           209,443.84          0.14            3               0.07
                         Maine                             58,200.00          0.04            1               0.02
                         Maryland                       1,545,057.08          1.00           44               1.05
                         Massachusetts                  3,247,740.01          2.10           90               2.14
                         Michigan                         177,176.22          0.11            6               0.14
                         Montana                          256,001.59          0.17           12               0.29
                         Nebraska                          70,000.00          0.05            1               0.02
                         Nevada                         2,071,679.90          1.34           73               1.73
                         New Hampshire                    245,872.25          0.16            7               0.17
                         New Jersey                       716,076.14          0.46           22               0.52
                         New Mexico                     1,182,550.28          0.77           46               1.09
                         New York                         565,654.29          0.37           14               0.33
                         North Carolina                   377,893.26          0.24           19               0.45
                         Oklahoma                          30,000.00          0.02            1               0.02
                         Oregon                         2,741,703.58          1.77           83               1.97
                         Pennsylvania                     323,307.78          0.21           11               0.26
                         Rhode Island                      77,698.95          0.05            4               0.10
                         South Carolina                   110,009.84          0.07            4               0.10
                         Utah                           3,531,201.93          2.29          101               2.40
                         Virginia                       1,526,214.93          0.99           47               1.12
                         Washington                     5,665,794.37          3.67          161               3.83
                         West Virginia                     35,000.00          0.02            1               0.02
                         Wyoming                           83,017.30          0.05            2               0.05

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                         ALL AMOUNTS SUBJECT TO CHANGE
                         PRELIMINARY INFORMATION SHEET
                                    12/13/99

       GREENPOINT HOME EQUITY LOAN TRUST 1999-2 (Group II Mortgage Loans)
                               11/30/99 Balances

LOAN TYPE:                                  Closed-end Seconds
                                            & HELOCS

TOTAL CURRENT BALANCE:                      $    43,283,958.39

TOTAL FIRST MORT BALANCE:                   $   149,916,638.27

NUMBER OF LOANS:                                      408

AVERAGE CURRENT BALANCE:                    $       110,137.30     RANGE:     $       0.00 - $    500,000.00
AVERAGE FIRST MORT BALANCE:                 $       377,623.77     RANGE:     $       0.00 - $  3,800,000.00

AVERAGE COLLATERAL VALUE:                   $       653,515.92     RANGE:     $ 190,000.00 - $  6,000,000.00

WEIGHTED AVERAGE GROSS COUPON:                        6.6638 %     RANGE:       5.8750     -     14.5000 %

WEIGHTED AVERAGE MARGIN (HELOC ONLY):                 2.9971 %     RANGE:       0.0000     -      6.0000 %
WEIGHTED AVERAGE MAX INT RATE (HELOC ONLY):          18.0000 %     RANGE:      18.0000     -     18.0000 %

WEIGHTED AVERAGE NEXT RESET (HELOC ONLY):           3 months       RANGE:            1     -     6 months

WEIGHTED AVERAGE COMBINED LTV:                       78.63   %     RANGE:        16.67     -     100.00  %

WEIGHTED AVERAGE FICO SCORE:                        694.21         RANGE:       607.00     -     809.00

WEIGHTED AVERAGE ORIGINAL TERM:                     209.51 months  RANGE:       180.00     -     300.00 months
WEIGHTED AVERAGE DRAW TERM (HELOC ONLY):             92.26 months  RANGE:        60.00     -     180.00 months
WEIGHTED AVERAGE REMAINING TERM:                    207.89 months  RANGE:       170.00     -     300.00 months
WEIGHTED AVERAGE SEASONING:                           1.62 months  RANGE:         0.00     -      10.00 months

TOP STATE CONCENTRATIONS ($):                       86.41 % California, 2.92 % Colorado, 2.32 % Washington
MAXIMUM ZIP CODE CONCENTRATION ($):                  2.99 % 90210

FIRST PAY DATE:                                     Feb 25, 1999  -  Jan 01, 2000
MATURE DATE:                                        Jan 25, 2014  -  Nov 12, 2024
RATE ADJ. DATE (HELOC ONLY):                        Dec 25, 1999  -  May 25, 2000

                                                        CURRENT
                                                   PRINCIPAL BALANCE            PCT($)      # OF LOANS     PCT(#)
LOAN TYPE:          HELOCS                           41,109,718.39              94.98           388        95.10
                    Closed-end Seconds                2,174,240.00               5.02            20         4.90

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

CURRENT BALANCE:                   <=        0.00               0.00          0.00           15               3.68
                              0.01  -   10,000.00         101,681.82          0.23           28               6.86
                         10,000.01  -   20,000.00         220,381.31          0.51           15               3.68
                         20,000.01  -   30,000.00         762,261.86          1.76           30               7.35
                         30,000.01  -   40,000.00         847,010.37          1.96           24               5.88
                         40,000.01  -   50,000.00       1,896,869.18          4.38           41              10.05
                         50,000.01  -   60,000.00       1,104,426.10          2.55           20               4.90
                         60,000.01  -   70,000.00       1,131,881.73          2.62           17               4.17
                         70,000.01  -   80,000.00         958,799.23          2.22           13               3.19
                         80,000.01  -   90,000.00         344,031.76          0.79            4               0.98
                         90,000.01  -  100,000.00       1,946,857.86          4.50           20               4.90
                                    >  100,000.00      33,969,757.17         78.48          181              44.36

COLLATERAL VALUE:          190,000 -   200,000            149,073.66          0.34            1               0.25
                           200,001 -   300,000          4,040,620.29          9.34           80              19.61
                           300,001 -   400,000          6,204,040.68         14.33          125              30.64
                           400,001 -   500,000          4,043,256.28          9.34           41              10.05
                           500,001 -   600,000          3,861,626.02          8.92           29               7.11
                           600,001 -   700,000          2,504,223.00          5.79           18               4.41
                           700,001 -   800,000          3,104,079.71          7.17           19               4.66
                           800,001 -   900,000          3,084,444.04          7.13           20               4.90
                           900,001 - 1,000,000          3,052,209.12          7.05           17               4.17
                         1,000,001 - 1,100,000          2,532,248.46          5.85           13               3.19
                         1,100,001 - 1,200,000          1,210,147.33          2.80            6               1.47
                         1,200,001 - 1,300,000            535,267.43          1.24            3               0.74
                         1,300,001 - 1,400,000            609,899.53          1.41            4               0.98
                         1,400,001 - 1,500,000            769,629.08          1.78            3               0.74
                                   > 1,500,000          7,583,193.76         17.52           29               7.11

LOAN RATE:                5.88 -  6.00                 36,324,839.74         83.92          337              82.60
                          7.01 -  7.50                    440,244.30          1.02            3               0.74
                          8.01 -  8.50                     31,185.00          0.07            1               0.25
                          8.51 -  9.00                    377,440.13          0.87            4               0.98
                          9.01 -  9.50                  1,134,345.48          2.62            8               1.96
                          9.51 - 10.00                    412,640.00          0.95            4               0.98
                         10.01 - 10.50                    589,092.47          1.36            9               2.21
                         10.51 - 11.00                    637,129.98          1.47            8               1.96
                         11.01 - 11.50                    556,691.72          1.29            8               1.96
                         11.51 - 12.00                  2,089,442.85          4.83           18               4.41
                         12.01 - 12.50                    222,525.14          0.51            3               0.74
                         12.51 - 13.00                    113,529.46          0.26            2               0.49
                         13.01 - 13.50                    265,999.62          0.61            2               0.49
                         14.01 - 14.50                     88,852.50          0.21            1               0.25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

MARGIN (HELOC ONLY):          <=  0.50                  1,475,929.86          3.59           36               9.28
                         0.51  -  1.00                  2,825,584.97          6.87           39              10.05
                         1.01  -  1.50                  1,012,072.73          2.46           12               3.09
                         1.51  -  2.00                  3,352,507.28          8.16           30               7.73
                         2.01  -  2.50                 10,490,017.20         25.52           74              19.07
                         2.51  -  3.00                  4,647,663.47         11.31           44              11.34
                         3.01  -  3.50                  3,496,671.50          8.51           34               8.76
                         3.51  -  4.00                  4,228,022.08         10.28           38               9.79
                         4.01  -  4.50                  4,098,285.10          9.97           35               9.02
                         4.51  -  5.00                  3,671,839.68          8.93           32               8.25
                         5.01  -  5.50                  1,672,272.02          4.07           12               3.09
                         5.51  -  6.00                    138,852.50          0.34            2               0.52

MAX INT RATE (HELOC ONLY)18.00                         41,109,718.39        100.00          388             100.00

NEXT RESET (HELOC ONLY): 1                              3,288,491.85          8.00           40              10.31
                         2                              9,684,759.82         23.56           95              24.48
                         3                             23,373,866.34         56.86          212              54.64
                         4                              4,445,356.08         10.81           39              10.05
                         5                                143,244.30          0.35            1               0.26
                         6                                174,000.00          0.42            1               0.26

COMBINED LTV:            16.67 -  20.00                   205,995.47          0.48            2               0.49
                         20.01 -  30.00                   123,910.00          0.29            2               0.49
                         30.01 -  40.00                   412,744.34          0.95            4               0.98
                         40.01 -  50.00                   885,243.43          2.05            8               1.96
                         50.01 -  60.00                 2,353,285.20          5.44           14               3.43
                         60.01 -  70.00                 6,195,069.73         14.31           52              12.75
                         70.01 -  80.00                14,579,894.77         33.68          128              31.37
                         80.01 -  90.00                11,854,252.59         27.39          125              30.64
                         90.01 - 100.00                 6,673,562.86         15.42           73              17.89

FICO SCORE:              607 - 650                      5,071,946.84         11.72           46              11.27
                         651 - 700                     20,659,040.61         47.73          179              43.87
                         701 - 750                     12,821,231.62         29.62          124              30.39
                         751 - 800                      4,479,910.70         10.35           56              13.73
                         801 - 809                        251,828.62          0.58            3               0.74

ORIGINAL TERM:           180                           32,638,532.87         75.41          269              65.93
                         300                           10,645,425.52         24.59          139              34.07

DRAW TERM (HELOC ONLY):   60                           30,057,469.46         73.12          243              62.63
                         180                           11,052,248.93         26.88          145              37.37

REMAINING TERM:          170 - 170                         93,495.38          0.22            1               0.25
                         171 - 176                        535,325.34          1.24            9               2.21
                         177 - 182                     32,009,712.15         73.95          259              63.48
                         285 - 290                         44,948.66          0.10            1               0.25
                         291 - 296                        580,946.38          1.34            5               1.23
                         297 - 300                     10,019,530.48         23.15          133              32.60

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

SEASONING:                 <=  0                        8,001,324.03         18.49           71              17.40
                          1 -  3                       34,027,918.60         78.62          321              78.68
                          4 -  6                          888,970.76          2.05           10               2.45
                          7 -  9                          227,300.96          0.53            4               0.98
                         10 - 10                          138,444.04          0.32            2               0.49

DELINQUENT:              Current                       43,181,958.39         99.76          406              99.51
                         Delinquent:30 Days               102,000.00          0.24            2               0.49

INDEX:                   Prime Rate                    41,109,718.39         94.98          388              95.10
                         Fixed Rate                     2,174,240.00          5.02           20               4.90

AMORTIZATION:            Fully Amortizing              41,738,034.98         96.43          394              96.57
                         Balloon                        1,545,923.41          3.57           14               3.43

PROPERTY TYPE:           Single Family                 34,480,380.85         79.66          321              78.68
                         PUD                            7,230,312.11         16.70           63              15.44
                         Condominium                    1,281,085.28          2.96           20               4.90
                         2-4 Units                        292,180.15          0.68            4               0.98

PURPOSE:                 Cash Out Refinance            38,130,307.63         88.09          357              87.50
                         Purchase                       4,667,450.76         10.78           46              11.27
                         Rate/Term Refinance              486,200.00          1.12            5               1.23

OCCUPANCY:               Primary                       42,889,336.55         99.09          402              98.53
                         Non-owner                        244,621.84          0.57            5               1.23
                         Second Home                      150,000.00          0.35            1               0.25

DOCUMENTATION:           No Employment/Income          24,821,835.50         57.35          185              45.34
                         Full                          16,812,272.11         38.84          210              51.47
                         No Ratio                       1,649,850.78          3.81           13               3.19

STATE:                   Arizona                          699,479.20          1.62            6               1.47
                         California                    37,402,566.96         86.41          343              84.07
                         Colorado                       1,261,861.57          2.92           20               4.90
                         Connecticut                      122,760.00          0.28            1               0.25
                         Florida                           98,364.06          0.23            1               0.25
                         Georgia                          426,600.00          0.99            3               0.74
                         Idaho                             22,449.82          0.05            1               0.25
                         Massachusetts                     88,499.53          0.20            5               1.23
                         Nevada                           198,987.97          0.46            1               0.25
                         New Jersey                       169,182.64          0.39            1               0.25
                         New Mexico                       610,710.00          1.41            3               0.74
                         New York                         150,000.00          0.35            1               0.25
                         North Carolina                   138,916.92          0.32            1               0.25
                         Oregon                           288,697.90          0.67            4               0.98
                         Pennsylvania                     126,225.00          0.29            1               0.25
                         Utah                             333,867.71          0.77            2               0.49
                         Virginia                         141,852.50          0.33            2               0.49
                         Washington                     1,002,936.61          2.32           11               2.70
                         Wyoming                                0.00          0.00            1               0.25

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.